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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 9, 2002


                             YOUNG BROADCASTING INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                   0-25042                        13-3339681
(State of incorporation)    (Commission File No.)      (IRS Employer Identification No.)

                              599 Lexington Avenue
                            New York, New York 10022
                    (Address of principal executive offices)


                  Registrant's telephone number: (212) 754-7070

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Item 9. Regulation FD Disclosure.

(a)  Certification of Quarterly Report by Chief Executive Officer.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Young Broadcasting Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Vincent J. Young, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 9, 2002

                                               /s/ Vincent J. Young
                                               --------------------
                                               Vincent J. Young
                                               Chief Executive Officer

(b)  Certification of Quarterly Report by Chief Financial Officer.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Young Broadcasting Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, James A. Morgan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

August 9, 2002

                                                /s/ James A. Morgan
                                                -------------------
                                                James A. Morgan
                                                Chief Financial Officer

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Young Broadcasting Inc.


Date: August 9, 2002                          By: /s/ James A. Morgan
                                                  ---------------------------
                                                  James A. Morgan
                                                  Executive Vice President